Quaker Investment Trust
April 26, 2023

Supplement to Statutory Prospectus and Summary Prospectuses, each dated October 28, 2022
Proposed Reorganization.  The Board of Trustees of the Quaker Investment Trust has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between Quaker Investment Trust, for itself and on behalf of the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund, and Hennessy Funds Trust, for itself and on behalf of the Hennessy Stance ESG Large Cap ETF, to be renamed the Hennessy Stance ESG ETF effective as of April 28, 2023 (referred to herein as the “Hennessy Stance ESG ETF”), pursuant to which the CCM Core Impact Equity Fund and the CCM Small/Mid-Cap Impact Value Fund (collectively, the “Funds”) would be reorganized on a tax-free basis with and into the Hennessy Stance ESG ETF.
The Agreement provides for the transfer of all of the assets of the Funds to the Hennessy Stance ESG ETF, in exchange for shares of the Hennessy Stance ESG ETF, which will be distributed pro rata by the Funds to their shareholders, with the Hennessy Stance ESG ETF assuming the liabilities of the Funds.  As a result, shareholders of the Funds will become shareholders of the Hennessy Stance ESG ETF (the “Reorganization”).  The Hennessy Stance ESG ETF will retain the same service providers and portfolio managers as before the Reorganization. The Reorganization is not expected to result in the recognition of gain or loss by the Funds or their shareholders for federal tax purposes. Shareholders of the Funds and the Hennessy Stance ESG ETF will not bear the costs of the Reorganization.
A Special Meeting (the “Meeting”) of the Shareholders of the Funds will be held to vote to approve the Agreement.  In connection with the Meeting, Hennessy Funds Trust will file a preliminary prospectus/proxy statement on Form N-14 with the Securities and Exchange Commission.  The definitive prospectus/proxy statement when available will be sent to shareholders of the Funds to seek their approval of the Agreement to effect the Reorganization and will contain a comparison of the investment policies, strategies and risks of the Funds to the Hennessy Stance ESG ETF.  Shareholders are urged to read the definitive prospectus/proxy statement and proxy card when they become available, because they will contain important information about the Agreement and the Reorganization.  Shareholders of each of the Funds will vote separately on the proposal to reorganize their respective Fund.
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